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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 1, 1997
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                       333-4846                 75-2006294
(State or Other Juris-        (Commission         (I.R.S. Employer
diction of Incorporation)    File Number)      Identification No.)



   8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota           55437
      (Address of Principal Executive Office)                         (Zip Code)


 Registrant's telephone number, including area code:(612) 832-7000


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.


Item 5.           Other Events.

                  On May 1,1997, the Registrant caused the issuance and sale of Mortgage Pass- Through Certificates, Series 1997-S7 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of May 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, andThe First National Bank of Chicago, as Trustee.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits  (executed  copies) - The  following  Exhibits to the
                  Form  S-3  Registration   Statement  of  the  Registrant  were
                  previously filed:

                  Exhibit
                  Number                    Description

                  7(c) Pooling and Servicing Agreement, dated as of May 1, 1997 among Residential Funding Mortgage
                                Securities   I,  Inc.,  as  company,
                                Residential Funding Corporation,  as
                                master servicer,  and First National
                                Bank of Chicgo, as trustee.

[P&S-8KA.WPD    February 16, 1996]

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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                              RESIDENTIAL FUNDING MORTGAGE
                                              SECURITIES I, INC.

                                              By: /s/   Randy Van Zee
                                              Name:   Randy Van Zee
                                              Title: Vice President




Dated: June 11, 1997

[P&S-8KA.WPD    February 16, 1996]

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                                  EXHIBIT INDEX


                  Item 601 (a) of
Exhibit           Regulation S-K
Number              Exhibit No.               Description                 Format


7(c)               19                        Pooling and                      E
                                           Servicing Agreement



[P&S-8KA.WPD    February 16, 1996]

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                                   EXHIBIT 19

                        (Pooling and Servicing Agreement)

[P&S-8KA.WPD    February 16, 1996]

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